UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 16, 2006 (August 1, 2006)

Date of Report (Date of earliest event reported)

MFC DEVELOPMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-31667	13-3579974
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

271 North Avenue, Suite 520

New Rochelle, NY 10801

(Address of principal executive offices, including zip code)

 (914) 636-3432

Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

o  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits) that are not purely historical facts, including statements regarding MFC Development Corp.'s beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render MFC Development Corp.’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause MFC Development Corp.'s actual results to differ from management's current expectations are contained in MFC Development Corp.'s filings with the Securities and Exchange Commission. MFC Development Corp. undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported by MFC Development Corp. (“MFC”, the “Company” or the “Registrant”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2006, the Company closed its purchase of certain assets from Adsouth Partners, Inc. (OTCBB:ASPR) pursuant to the purchase agreement described in MFC’s Form 8-K filed on June 28, 2006.  MFC, through a newly formed subsidiary, Adsouth Marketing LLC, acquired assets comprising Adsouth's consumer products division (“Consumer Products Division”) and assumed certain liabilities. MFC purchased rights to various consumer products and brands and stepped into Adsouth’s wholesale and retail distribution channels and relationships.

The financial statements of the Consumer Products Division required under Item 9.01 of this report are filed as Exhibits 99.1 and 99.2. The pro forma financial information of the Company required under Item 9.01 of this report is filed as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired:

The audited financial statements of Adsouth Products Sector acquired by MFC Development Corporation (Consumer Products Division of Adsouth Partners, Inc.) are filed as Exhibit 99.1 to this report and incorporated herein by reference. The unaudited financial statements of Adsouth Products Sector acquired by MFC Development Corporation (Consumer Products Division of Adsouth Partners, Inc.) are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(b) Pro Forma Financial Information:

The unaudited pro forma financial information for the Company and its subsidiaries is filed as Exhibit 99.3 to this report and incorporated herein by reference.

 (d) Exhibits:

Exhibit Number	Description

99.1	Audited financial statements of Adsouth Products Sector acquired by MFC Development Corporation (Consumer Products Division of Adsouth Partners, Inc.)
99.2	Unudited financial statements of Adsouth Products Sector acquired by MFC Development Corporation (Consumer Products Division of Adsouth Partners, Inc.)
99.3	Pro forma financial information for the Company and its subsidiaries as of June 30, 2006.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

October 16, 2006	MFC DEVELOPMENT CORP.

/s/ VICTOR BRODSKY
Victor Brodsky
Vice President and Chief Financial Officer
Principal Financial and Accounting Officer)

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